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                                                                    Exhibit 99.5




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                              SUBSIDIARY GUARANTEE

                                     MADE BY

                               THE SUBSIDIARIES OF

                                  VIRAGEN, INC.

                                   IN FAVOR OF

                        THE PURCHASERS IDENTIFIED HEREIN

                          DATED AS OF JANUARY 11, 2002




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                                TABLE OF CONTENTS

SECTION 1.  DEFINTED TERMS...................................................1
   1.1      Definitions......................................................1
   1.2      Other Definitional Provisions....................................1

SECTION 2.  GUARANTEE........................................................2
   2.1      Guarantee........................................................2
   2.2      Right Of Contribution............................................2
   2.3      No Subrogation...................................................3
   2.4      Amendments, Etc. With Respect To The Obligations.................3
   2.5      Guarantee Absolute And Unconditional.............................3
   2.6      Reinstatement....................................................4
   2.7      Payments.........................................................4

SECTION 3.  REPRESENTATIONS AND WARRANTIES...................................4
   3.1      Organization and Qualification...................................4
   3.2      Authorization; Enforcement.......................................5
   3.3      No Conflicts.....................................................5
   3.4      Consents and Approvals...........................................5
   3.5      Purchase Agreement...............................................5
   3.6      Foreign Law......................................................6

SECTION 4.  COVENANTS........................................................6

SECTION 5.  MISCELLANEOUS....................................................6
   5.1      Amendments In Writing............................................6
   5.2      Notices..........................................................6
   5.3      No Waiver By Course Of Conduct; Cumulative Remedies..............6
   5.4      Enforcement Expenses; Indemnification............................6
   5.5      Successors And Assigns...........................................8
   5.6      Set-Off..........................................................8
   5.7      Counterparts.....................................................8
   5.8      Severability.....................................................8
   5.9      Section Headings.................................................8
   5.10     Integration......................................................8
   5.11     GOVERNING LAW....................................................8
   5.12     Submission To Jurisdiction; Waivers..............................9
   5.13     Acknowledgements.................................................9
   5.14     Additional Guarantors............................................9
   5.15     Release Of Guarantors...........................................10
   5.16     Seniority.......................................................10
   5.17     Waiver Of Jury Trial............................................10


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         SUBSIDIARY GUARANTEE, dated as of January 11, 2002, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "GUARANTORS"), in favor of Elliott Associates, L.P., a Delaware limited partnership, and Elliott International, L.P., a Cayman Islands limited partnership, as Purchasers (the "Purchasers") under the Securities Purchase Agreement, dated as of the date hereof, between Viragen, Inc., a Delaware corporation (the "COMPANY") and the Purchasers.

                              W I T N E S S E T H:

         Whereas, pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, by and between the Company and the Purchasers (the "Purchase Agreement"), the Company has agreed to sell and issue to the Purchasers, and the Purchasers have agreed to purchase from the Company, an aggregate of $2,500,000 in principal amount of the Company's 6% Convertible Debentures (the "Debentures") and Warrants (the "Warrants") to purchase shares of the Company's Common Stock, par value $0.01 per share, subject to the terms and conditions set forth therein; and

         Whereas, the Purchase Agreement provides the Purchaser an option (the "Option") to purchase up to $2,000,000 of shares of Common Stock; and

         NOW, THEREFORE, in consideration of the premises and to induce the Purchasers to enter into the Purchase Agreement and to carry out the transactions contemplated thereby, each Guarantor hereby agrees with the Purchasers as follows:

                            SECTION 1. DEFINED TERMS

         1.1 DEFINITIONS (a) Unless otherwise defined herein, terms defined in the Purchase Agreement and used herein shall have the meanings given to them in the Purchase Agreement.

         (b) The following terms shall have the following meanings:

         "GUARANTEE": this Subsidiary Guarantee, as the same may be amended, supplemented or otherwise modified from time to time.

         "OBLIGATIONS": the collective reference to all obligations and undertakings of the Company of whatever nature, monetary or otherwise, under the Debentures, the Purchase Agreement, the Warrants and the Registration Rights Agreement, together with all reasonable attorneys' fees, disbursements and all other costs and expenses of collection incurred by Purchasers in enforcing any of such Obligations and/or this Guarantee.

         1.2 OTHER DEFINITIONAL PROVISIONS. The words "hereof," "herein," "hereto" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section and Schedule references are to this Guarantee unless otherwise specified.

         (a) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                              SECTION 2. GUARANTEE

         2.1 GUARANTEE (a) The Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantee to the Purchasers and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         (b) Anything herein or in any other Transaction Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Transaction Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws, including laws relating to the insolvency of debtors, fraudulent conveyance or transfer or laws affecting the rights of creditors generally (after giving effect to the right of contribution established in Section 2.2).

         (c) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Purchasers hereunder.

         (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full.

         (e) No payment made by the Company, any of the Guarantors, any other guarantor or any other Person or received or collected by the Purchasers from the Company, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full.

         (f) Notwithstanding anything to the contrary in this Agreement, with respect to any defaulted non-monetary Obligations the specific performance of which by the Guarantors is not reasonably possible (e.g. the issuance of the Company's Common Stock), the Guarantors shall only be liable for making the Purchasers whole on a monetary basis for the Company's failure to perform such Obligations in accordance with the Transaction Documents.

         2.2 RIGHT OF CONTRIBUTION. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution




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shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Purchasers, and each Guarantor shall remain liable to the Purchasers for the full amount guaranteed by such Guarantor hereunder.

         2.3 NO SUBROGATION. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Purchasers, no Guarantor shall be entitled to be subrogated to any of the rights of the Purchasers against the Company or any other Guarantor or any collateral security or guarantee or right of offset held by the Purchasers for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Purchasers by the Company on account of the Obligations are paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Purchasers, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Purchasers in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Purchasers, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Purchasers may determine.

         2.4 AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Purchasers may be rescinded by the Purchasers and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Purchasers, and the Purchase Agreement and the other Transaction Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Purchasers may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Purchasers for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Purchasers shall have no obligation to protect, secure, perfect or insure any Lien at any time held by them as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

         2.5 GUARANTEE ABSOLUTE AND UNCONDITIONAL. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Purchasers upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Company and any of the Guarantors, on the one hand, and the Purchasers, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this
Section 2. Each Guarantor waives to the extent permitted by law diligence,



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presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that the guarantee contained in this
Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Purchase Agreement or any other Transaction Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Purchasers, (b) any defense, set-off or counterclaim (other than a defense of payment or performance or fraud or misconduct by Purchasers) which may at any time be available to or be asserted by the Company or any other Person against the Purchasers, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Purchasers may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as they may have against the Company, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Purchasers to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Purchasers against any Guarantor. For the purposes hereof, "demand" shall include the commencement and continuance of any legal proceedings.

         2.6 REINSTATEMENT. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Purchasers upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         2.7 PAYMENTS. Each Guarantor hereby guarantees that payments hereunder will be paid to the Purchasers without set-off or counterclaim in U.S. dollars at the address set forth or referred to in Section 9.6 of the Purchase Agreement.

                   SECTION 3. REPRESENTATIONS AND WARRANTIES

         Each Guarantor hereby makes the following representations and warranties to Purchasers as of the date hereof:

         3.1 ORGANIZATION AND QUALIFICATION. The Guarantor is a corporation, duly incorporated, validly existing and in good standing under the laws of the applicable jurisdiction set forth on Schedule 1, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Guarantor has no subsidiaries other than those identified as such on Schedule 2.1(a) of the Purchase Agreement. The Guarantor is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted




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or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of any of this Guaranty in any material respect, (y) have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Guarantor or (z) adversely impair in any material respect the Guarantor's ability to perform fully on a timely basis its obligations under this Guaranty (a "Material Adverse Effect").

         3.2 AUTHORIZATION; ENFORCEMENT. The Guarantor has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Guaranty, and otherwise to carry out its obligations hereunder. The execution and delivery of this Guaranty by the Guarantor and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Guarantor. This Guaranty has been duly executed and delivered by the Guarantor and constitutes the valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         3.3 NO CONFLICTS. The execution, delivery and performance of this Guaranty by the Guarantor and the consummation by the Guarantor of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its Certificate of Incorporation or By-laws or (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Guarantor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Guarantor is subject (including Federal and state securities laws and regulations), or by which any material property or asset of the Guarantor is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Guarantor is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

         3.4 CONSENTS AND APPROVALS. The Guarantor is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other person in connection with the execution, delivery and performance by the Guarantor of this Guaranty.

         3.5 PURCHASE AGREEMENT. The representations and warranties of the Company set forth in the Purchase Agreement as they relate to such Guarantor, each of which is hereby incorporated herein by reference, are true and correct as of each time such representations are deemed to be made pursuant to such Purchase Agreement, and the Purchasers shall be entitled to rely on each of them as if they were fully set forth herein, PROVIDED that each reference in each


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such representation and warranty to the Company's knowledge shall, for the purposes of this Section 3, be deemed to be a reference to such Guarantor's knowledge.

         3.6 FOREIGN LAW. Each Guarantor has consulted with appropriate foreign legal counsel with respect to any of the above representations for which non-U.S. law is applicable. Such foreign counsel have advised each applicable Guarantor that such counsel knows of no reason why any of the above representations would not be true and accurate. Such foreign counsel were provided with copies of this Subsidiary Guarantee and the Transaction Documents prior to rendering their advice.

                              SECTION 4. COVENANTS

         Each Guarantor covenants and agrees with the Purchasers that, from and after the date of this Guarantee until the Obligations shall have been paid in full, such Guarantor shall take, and/or shall refrain from taking, as the case may be, each commercially reasonable action that is necessary to be taken or not taken, as the case may be, so that no Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor.

                            SECTION 5. MISCELLANEOUS

         5.1 AMENDMENTS IN WRITING. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in writing by the Purchasers.

         5.2 NOTICES. All notices, requests and demands to or upon the Purchasers or any Guarantor hereunder shall be effected in the manner provided for in Section 9.6 of the Purchase Agreement; PROVIDED that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on SCHEDULE 1.

         5.3 NO WAIVER BY COURSE OF CONDUCT; CUMULATIVE REMEDIES. The Purchasers shall not by any act (except by a written instrument pursuant to Section 5.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default under the Transaction Documents or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Purchasers, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Purchasers of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Purchasers would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         5.4 ENFORCEMENT EXPENSES; INDEMNIFICATION. (a) Each Guarantor agrees to pay, or reimburse the Purchasers for, all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Guarantee



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and the other Transaction Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Purchasers.

         (b) Each Guarantor agrees to pay, and to save the Purchasers harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Guarantee.

         (c) Each Guarantor agrees to pay, and to save the Purchasers harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Guarantee to the extent the Company would be required to do so pursuant to the Purchase Agreement.

         (d) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Purchase Agreement and the other Transaction Documents.



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         5.5 SUCCESSORS AND ASSIGNS. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Purchasers and their respective successors and assigns; PROVIDED that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Purchasers.

         5.6 SET-OFF. Each Guarantor hereby irrevocably authorizes the Purchasers at any time and from time to time while an Event of Default under any of the Transaction Documents shall have occurred and be continuing, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits, credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Purchasers to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Purchasers may elect, against and on account of the obligations and liabilities of such Guarantor to the Purchasers hereunder and claims of every nature and description of the Purchasers against such Guarantor, in any currency, whether arising hereunder, under the Purchase Agreement, any other Transaction Document or otherwise, as the Purchasers may elect, whether or not the Purchasers have made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Purchasers shall notify such Guarantor promptly of any such set-off and the application made by the Purchasers of the proceeds thereof, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Purchasers under this Section are in addition to other rights and remedies(including, without limitation, other rights of set-off) which the Purchasers may have.

         5.7 COUNTERPARTS. This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         5.8 SEVERABILITY. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         5.9 SECTION HEADINGS. The Section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         5.10 INTEGRATION. This Guarantee and the other Transaction Documents represent the agreement of the Guarantors and the Purchasers with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Purchasers relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Transaction Documents.

         5.11 GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAWS.

         5.12 SUBMISSION TO JURISDICTION; WAIVERS. Each Guarantor hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Transaction Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, located in New York County, New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address referred to in Section 9.6 of the Purchase Agreement or at such other address of which the Purchasers shall have been notified pursuant thereto;

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

         (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

         5.13 ACKNOWLEDGEMENTS. Each Guarantor hereby acknowledges that:

         (a) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Transaction Documents to which it is a party;

         (b) the Purchasers have no fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guarantee or any of the other Transaction Documents, and the relationship between the Guarantors, on the one hand, and the Purchasers, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

         (c) no joint venture is created hereby or by the other Transaction Documents or otherwise exists by virtue of the transactions contemplated hereby among the Guarantors and the Purchasers.

         5.14 ADDITIONAL GUARANTORS. The Company shall cause each of its subsidiaries formed or acquired on or subsequent to the date hereof to become a



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

Guarantor for all purposes of this Guarantee by executing and delivering an Assumption Agreement in the form of Annex 1 hereto.

         5.15 RELEASE OF GUARANTORS. Subject to Section 2.6, each Guarantor will be released from all liability hereunder concurrently with the repayment in full of all amounts owed under the Purchase Agreement, the Debentures and the other Transaction Documents.

         5.16 SENIORITY. The Obligations of each of the Guarantors hereunder rank senior in priority to any other unsecured Debt (as defined in the Debentures) of such Guarantor.

         5.17 WAIVER OF JURY TRIAL. EACH GUARANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE PURCHASERS, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND FOR ANY COUNTERCLAIM THEREIN.

         IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

                          GUARANTORS:

                          Viragen, U.S.A., Inc.

                          By:
                                   --------------------------------------------
                                   Name:    Dennis W. Healey
                                   Title:   Vice President/Director

                          Vira-Tech, Inc.


                          By:
                                   --------------------------------------------
                                   Name:    Dennis W. Healey
                                   Title:   Vice President/Director

                          Viragen Technology, Inc.

                          By:
                                   --------------------------------------------
                                   Name:    Dennis W. Healey
                                   Title:   Vice President/Director

                          Viragen (Europe) Ltd.

                          By:
                                   --------------------------------------------
                                   Name:    Dennis W. Healey
                                   Title:   Vice President/Director

                          Viragen Reagents, Inc.

                          By:
                                   --------------------------------------------
                                   Name:    Dennis W. Healey
                                   Title:   Vice President/Director

                          Viragen (Scotland) Ltd.

                          By:
                                   --------------------------------------------
                                   Name:    Dennis W. Healey
                                   Title:   Vice President/Director

                          Florida Capital Enterprise Corp.


                          By:
                                   --------------------------------------------
                                   Name:    Dennis W. Healey
                                   Title:   Vice President/Director

                          Viragen (Germany) GmbH

                          By:
                                   --------------------------------------------
                                   Name:    Dennis W. Healey
                                   Title:   Vice President/Director

                          Viragenics, Inc.


                          By:
                                   --------------------------------------------
                                   Name:    Dennis W. Healey
                                   Title:   Vice President/Director

                          BioNative AB

                          By:
                                   --------------------------------------------
                                   Name:    Dennis W. Healey
                                   Title:   Vice President/Director

                                                                      SCHEDULE 1

                                   GUARANTORS

                  The following are the names, notice addresses and jurisdiction of organization of each Guarantor.

                                                                   COMPANY
                                             JURISDICTION OF       OWNED BY
                                              INCORPORATION        PERCENTAGE
                                              -------------        ----------

Vira-Tech, Inc.(1)........................       Florida              100%
Viragen Technology, Inc.(2)...............       Florida              100%
Viragen Reagents, Inc.(3).................       Florida              100%
Florida Capital Enterprise Corp.(4).......       Florida              100%
ViraGenics, Inc. (5)......................      Delaware              100%
Viragen U.S.A., Inc.(6)...................      Delaware               94%
Viragen (Europe) Ltd.(7)..................      Delaware               87%
Viragen (Scotland) Ltd.(8)................    Scotland(UK)             87%
Viragen (Germany) GmbH(9).................       Germany               87%
BioNative AB (10).........................       Sweden                87%

----------
(1)  Incorporated January 12, 1981
(2)  Incorporated January 13, 1995
(3)  Incorporated July 14, 1997
(4)  Incorporated November 20, 1998
(5)  Incorporated May 25, 2001
(6)  Incorporated April 4, 1996
(7)  Acquired December 8, 1995
(8)  Incorporated January 17, 1995; 100% owned by Viragen (Europe) Ltd.
(9)  Acquired November 14, 1997; 100% owned by Viragen (Europe) Ltd.
(10) Acquired September 28, 2001; 100% owned by Viragen (Europe) Ltd.

                                                                      Annex 1 to
                                                            SUBSIDIARY GUARANTEE

                  ASSUMPTION AGREEMENT, dated as of ____ __, ______ made by ______________________________, a ______________ corporation (the "ADDITIONAL
GUARANTOR"), in favor of the Purchasers pursuant to the Purchase Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Purchase Agreement.

                              W I T N E S S E T H :

                  WHEREAS, Viragen, Inc. (the "Company") and the Purchasers have entered into a Securities Purchase Agreement, dated as of January 11, 2002 (as amended, supplemented or otherwise modified from time to time, the "PURCHASE AGREEMENT");

                  WHEREAS, in connection with the Purchase Agreement, the Company and its Subsidiaries (other than the Additional Guarantor) have entered into the Subsidiary Guarantee, dated as of January 11, 2002 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE") in favor of the Purchasers;

                  WHEREAS, the Purchase Agreement requires the Additional Guarantor to become a party to the Guarantee; and

                  WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee;

                  NOW, THEREFORE, IT IS AGREED:

                  1. GUARANTEE. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 5.14 of the Guarantee, hereby becomes a party to the Guarantee as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in
Schedule 1 to the Guarantee. The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Guarantee is true and correct on and as the date hereof as to such Additional Guarantor (after giving effect to this Assumption Agreement) as if made on and as of such date.

                  2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                            [ADDITIONAL GUARANTOR]

                                            By:
                                                -------------------------------
                                                Name:
                                                Title: